Mercantile
Bank Corporation

Firstbank
CORPORATION

Michigan’s Community Bank August 15, 2013 | Investor Presentation Exhibit 99.2

Forward-Looking Statement Disclosure

This presentation contains comments or information that constitute forward-looking statements (within the meaning of the
Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. These forward looking statements are subject to a number of factors and uncertainties which could cause
Mercantile Bank Corporation’s (“MBWM”), Firstbank Corporation’s (“FBMI”) or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and neither MBWM nor FBMI assumes any duty to update forward looking statements. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between MBWM and FBMI, including future financial and operating results, accretion and earn-back, cost savings, enhanced revenues, long term growth, and the expected market position of the combined company that may be realized from the transaction, and (ii) MBWM and FBMI’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “will,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “positioned,”
“projects” or words of similar meaning generally are intended to identify forward-looking statements. Management's determination of the provision and allowance for loan losses, the carrying value of acquired loans, goodwill, and the fair value of investment securities involve judgments that are inherently forward-looking.  These statements are based upon the current beliefs and expectations of MBWM’s and FBMI’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.
There is no assurance that the due diligence process would identify all risks associated with the transaction and no assurance that the conditions to closing will be satisfied.  Additional information concerning risks is contained in MBWM’s and FBMI’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current
Reports on Form 8-K and other SEC filings.

Strategically
Compelling
Creates the 3
rd
largest Michigan-based bank by pro forma market capitalization and pro forma deposit market share
Effective use of excess capital, expected to enhance profitability and shareholder value
Combined franchise is positioned for long term growth, with the size and scale to compete more effectively in the current market
Geographically diverse and attractively mixed loan portfolio, coupled with stable and valuable core funding
Enhances breadth of banking products for all customers
Strengthens competitive positioning throughout Michigan and enhances ability to serve clients
Complementary cultures and strong ties to community
~20% core EPS accretion projected in 2014 (excluding transaction expenses)
~20% EPS accretion projected in 2015
Conservative and achievable cost savings
Manageable tangible book value dilution with an earn-back of approximately 4.5 years
Internal rate of return of approximately 15%
Pro forma capital ratios above “well capitalized” guidelines and strong pro forma TCE / TA ratio of greater than 8.0% at closing
Financially
Attractive
Transaction Highlights

Mercantile Bank Corporation

Firstbank Corporation

Mercantile Bank Corporation

Firstbank Corporation

Combined Franchise

Balance
Sheet
Franchise
Deposit &
Loan
Composition
Market
Statistics
Pro Forma
($ in 000s)
Assets 1,343,750 $    1,457,046 $ 2,800,796 $
Deposits 1,061,315       1,208,302    2,269,617
Gross Loans, including held for sale 1,058,662       975,796       2,034,458
Branches 7                      46                53
Deposits / Branch 151,616 $       26,267 $      42,823 $
Core Deposits / Total Deposits
(1)
76.7% 86.8% 81.7%
Cost of Deposits
(2)
0.83% 0.39% 0.59%
Commercial & Industrial Loans (%)
(2)
24.8% 15.1% 20.1%
Closed End 1-4 Family (%)
(2)
4.8% 26.8% 15.3%
Commercial Real Estate Loans (%)
(2)
54.8% 35.7% 45.7%
Yield on Loans
(2)
4.86% 5.58% 5.21%
Market Capitalization
(3)
163,430 $       134,489 $    314,953 $
Dividend Yield
(4)
2.6% 1.4% 2.6%
52-week Average Daily Trading Volume (shares) 17,690            7,114           24,804
Source: SNL Financial and Company filings.
Note: GAAP financial data as of 6/30/2013 except where noted. Pro forma column represents combined financial data, before purchase accounting adjustments.
(1)
Core deposits defined as total deposits less time deposits > $100k.  Based upon regulatory financials.
(2)
Based upon regulatory financials. Pro forma yield and cost based upon weighted average.
(3)
As of 8/14/13.  Pro forma assumes shares issued at transaction price.
(4)
As of 8/14/13.  Assumes pro forma dividend yield remains constant from MBWM standalone.

Lake Huron
East Jordan
Atlanta
Alpena
Traverse City
Mio
Harrisville
Frankfort
Manistee
West Branch
Tawas City
127
75
Ludington
Au Gres
Saginaw Bay
Bad Axe
Big Rapids
Midland
Shelby
Saginaw
Sandusky
Alma
Muskegon
Norton Shores
Grand Rapids
Flint
Yale
Port
Holland
Wyoming
Lansing
Waterford
Sterling Heights
131
Warren
196
Livonia
Lake St Clair
Benton Harbor
Kalamazoo
94
Ann Arbor
Detroit
Windsor
Portage
Adrian
275
Pigeon Bay
90
Pearl Beach
Toledo

Mercantile Bank Corporation

Firstbank Corporation

Pro Forma Highlights (6/30/2013)
Branches 53
Assets $2.8 B
Loans $2.0 B
Deposits $2.3 B
Michigan’s Community Bank
MBWM (7)
FBMI (46)
A strong, western and central Michigan
franchise
# 3 pro forma deposit market share
ranking among institutions
headquartered in Michigan
Increased revenue generation
opportunities
Increased scale – serving a larger,
diversified client base
Added convenience and wider product
and service offering for customers
Increased market visibility

Mercantile
Bank Corporation

Firstbank
CORPORATION

Transaction Terms
Board Composition
Transaction Value
Ownership Split
Name &
Headquarters
Executives
MBWM Special
Dividend
$18.77 per share or $151.5 million
(1)
52% MBWM / 48% FBMI
Mercantile expects to declare and pay a special dividend of $2.00 per share to Mercantile shareholders prior to the closing of the merger, subject to the satisfaction of the closing conditions set forth in the merger agreement
Mercantile Bank Corporation / Grand Rapids, Michigan
EVP:   Robert Kaminski (MBWM)
Equal representation at the bank and holding company from each of MBWM and FBMI, respectively
• Thomas Sullivan (FBMI) to be chairman through December 31, 2014
• Michael Price (MBWM) to be chairman beginning January 1, 2015
Required Approvals
Customary regulatory and shareholder approvals of both MBWM and FBMI shareholders
Consideration
100% stock
Fixed exchange ratio of 1.000x share of MBWM common stock for each share of FBMI common stock
Targeted Closing
December 31, 2013
EVP: Samuel Stone (FBMI)
CFO: Charles Christmas (MBWM)
(1) Based on MBWM closing price of $18.77 on 8/14/13.   Does not give effect to $2.00 per share
dividend paid to MBWM shareholders.

Board Chair:  Thomas Sullivan (FBMI) President & CEO:  Michael Price (MBWM)

Mercantile Bank Corporation

Firstbank Corporation

Firstbank Corporation
Core Deposits
(1)
Net Interest Margin (%) Nonaccrual Loans ($M)
A Low Cost, High Quality Core Deposit Franchise…
7
% Core $B
4.05
4.08
4.03
4.07
4.03
4.05
3.99
3.91
3.83
3.89
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
Q4
'12
Q1
'13
Q2
'13
25
20
21
23
22
18
16
16
13
12
21 21 21
21 21
22 21 21
21
20
$0
$10
$20
$30
$40
$50
$60
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
Q4
'12
Q1
'13
Q2
'13
Nonaccrual Loans ($M) Reserves ($M)
$1.02 $1.02
$1.05
$1.04
$1.07
$1.04
$1.05
$1.07
$1.09
$1.05
83.3%
83.5%
84.1%
84.9%
85.6%
85.6%
85.9% 86.0%
87.0%
86.8%
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
80.0%
82.0%
84.0%
86.0%
88.0%
90.0%
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
Q4
'12
Q1
'13
Q2
'13
Core Deposits ($B) Core Deposits (% of Total Deposits)
Overview
Over $1 billion in low cost core deposits
Strong net interest margin and mortgage business
supporting stable and growing pre-tax, pre-provision
earnings
Asset quality metrics have continued to improve, with
strong reserve coverage of nonperforming loans
Strong capital position, having recently exited preferred
stock issued under TARP
Source: SNL Financial. Deposit composition is per regulatory filings.
(1)
Core deposits defined as total deposits less time deposits great than $100,000.

Mercantile Bank Corporation

Firstbank Corporation

Mercantile Bank Corporation
Source: SNL Financial and internal Company documents.
A Leading Western Michigan Commercial Lender…
Overview Wholesale Funding
Net Interest Margin (%)
A leading and disciplined commercial lender in western
Michigan
Demonstrating strong organic loan growth, with $126M in
new originations in the first six months of 2013
Significant improvements in asset quality
Strong profitability with a stable margin and  significantly reduced reliance on wholesale funding
World class banking technology
8
Nonaccrual Loans ($M)
55
43
40
45
39
29
25
19
12
11
42
39
39
37
31
30
28
29
26
25
$0
$10
$20
$30
$40
$50
$60
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
Q4
'12
Q1
'13
Q2
'13
Nonaccrual Loans ($M) Reserves ($M)
3.64
3.61
3.50
3.65
3.73
3.63
3.67
3.62
3.68
3.66
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
Q4
'12
Q1
'13
Q2
'13
839
842 851 855 845 851
888
931 932
910
572
523
452
376
352
343
315
305
268
246
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
Q4
'12
Q1
'13
Q2
'13
Local Funds Wholesale Funds Wholesale Funds as % of Total Funds
% of Total $M

#3 Ranked Bank Headquartered in Michigan
Total
Number of Deposits Market
Rank Institution Branches ($M) Share
1 Flagstar Bancorp Inc. 111 $9,096 5.46%
2 Chemical Financial Corp. 157 4,804 2.88
3 Pro Forma 53 2,349 1.41
3 Talmer Bancorp Inc. 41 2,023 1.21
4 Independent Bank Corp. 72 1,775 1.07
5 Macatawa Bank Corp. 27 1,246 0.75
6 Firstbank Corp.
46 1,243 0.75
7 Mercantile Bank Corp. 7 1,106 0.66
8 MBT Financial Corp. 24 1,018 0.61
9 Isabella Bank Corporation 28 981 0.59
10 Lake Michigan Financial Corp. 5 808 0.48
11 Northwestern Bancorp 27 785 0.47
12 United Bancorp Inc. 18 766 0.46
13 Arbor Bancorp Inc. 7 712 0.43
14 Capitol Bancorp Ltd. 10 679 0.41
15 First State Financial Corp. 11 501 0.30
16 First National Bancshares Inc. 3 472 0.28
17 Keweenaw Financial Corporation 10 457 0.27
18 Mackinac Financial Corp 12 430 0.26
19 Southern Michigan Bancorp Inc. 17 418 0.25
20 ChoiceOne Financial Services 12 403 0.24
Total (1-10 MI-Based) 518 $24,100 14.46%
Total (All Michigan)
(1)
2,915 $166,627 100.00%
Growing Market Share
9
Top 10 Ranking in Key Markets
Grand Rapids-Wyoming, MI MSA
5 Pro Forma
5 Mercantile Bank Corp. (MI)
18 Firstbank Corp. (MI)
Lansing-East Lansing, MI MSA
8 Pro Forma
12 Mercantile Bank Corp. (MI)
15 Firstbank Corp. (MI)
Kalamazoo-Portage, MI MSA
6 Pro Forma
6 Firstbank Corp. (MI)
NA Mercantile Bank Corp. (MI)
Mount Pleasant, MI MSA
2 Pro Forma
2 Firstbank Corp. (MI)
NA Mercantile Bank Corp. (MI)
Alma, MI MSA
2 Pro Forma
2 Firstbank Corp. (MI)
NA Mercantile Bank Corp. (MI)
Note: Deposit data as of 6/30/2012; pro forma for pending acquisitions to the extent discernible.
(1)
Includes all institutions with deposits in Michigan, regardless of headquarters.
Source: SNL Financial. Table above reflects deposit market share rankings for Michigan based institutions only.

Mercantile Bank Corporation

Firstbank Corporation

Total Deposits: $1.1B
MRQ Cost: 0.83%
Total Deposits: $1.2B
MRQ Cost: 0.39%
Total Deposits: $2.3B
MRQ Cost: 0.59%
Strong Core Funding
Pro Forma
10
Source: SNL Financial
Note: Based on bank holding company regulatory data as of 6/30/2013. Pro forma cost of deposits calculated as a weighted average.
Firstbank Mercantile
Noninterest
Bearing
21%
Time >$100K
13%
Time <$100K
15%
Money
Market
31%
Other
Interest
Bearing
20%
Noninterest
Bearing
20%
Time >$100K
18%
Time <$100K
19%
Money
Market
24%
Other
Interest
Bearing
19%
Noninterest
Bearing
19%
Time >$100K
23%
Time <$100K
22%
Money
Market
17%
Other
Interest
Bearing
19%

Total Loans: $1.1B
Yield: 4.86%
Total Loans: $1.0B
Yield: 5.58%
Total Loans: $2.0B
Yield: 5.21%
Diversified Loan Portfolio Positioned for Growth
11
Pro Forma Firstbank Mercantile
Source: SNL Financial
Note: Based on bank holding company regulatory data as of 6/30/2013. Pro forma yield on loans calculated as a weighted average.
Closed End 1 - 4
Family
5%
HELOC
3%
Commercial &
Industrial
25%
Multifamily
3%
Owner-Occ.
CRE
23%
Non Owner-
Occ.
CRE
32%
Farm Loans
<1%
Construction
8%
Consumer
<1%
Other
1%
Closed End 1-4
Family
27%
HELOC
4%
Commercial &
Industrial
15%
Multifamily
4%
Owner-Occ.
CRE
17%
Non Owner-
Occ.
CRE
18%
Farm Loans
1%
Construction
6%
Consumer
7%
Other
<1%
Closed End 1-4
Family
15%
HELOC
3%
Commercial &
Industrial
20%
Multifamily
4%
Owner-Occ.
CRE
21%
Non Owner-
Occ.
CRE
25%
Farm Loans
<1%
Construction
7%
Consumer
4%
Other
1%

Mercantile Bank Corporation

Firstbank Corporation

Comprehensive due diligence process including core
systems, legal and credit
• Both organizations use the same core processing
software
Two tiered credit due diligence process completed by
senior management and 3rd party loan review team for
both banks
Analyzed credit files, underwriting methodology and policy
and portfolio management processes
MBWM’s extensive credit reviews focused on the largest
relationships, adversely classified assets and watch list
loans
• Individually reviewed 100% of relationships with a
balance greater than $4 million
• Individually reviewed more than 50% of all
commercial loans
• Individually reviewed all adversely classified assets
with a balance greater than $600,000
FBMI completed comparable diligence on MBWM
Due Diligence Highlights Credit Mark
Estimated loan mark of $24.5 million, or 2.5% of FBMI’s
portfolio
• 2.1x coverage of NPLs (excluding TDRs)
• 0.7x coverage of NPLs (including TDRs)
Validated by an experienced 3rd party vendor
Due Diligence
Other Estimated Fair Value Adjustments
Loan interest rate mark-up of $6 million (net asset value
write-up)
Trust preferred securities mark-down of $15 million (net
asset value write-up)
Deposit mark-up of $2 million (net asset value write-down)
Borrowings mark-up of $1 million (net asset value write-
down)

EPS
Capital
IRR Internal rate of return of approximately 15%
TCE / TA > 8% at closing
Total RBC ratio > 13.5% at closing
~11% dilution estimated at closing
Accretive to stand-alone tangible book
value in approximately 4.5 years
(2)
~20% core
(1)
EPS accretion in 2014
~20%+ EPS accretion in 2015
Pro Forma Financial Impact
Attractive Returns
Earnings are based on internal management estimates
• $1.40 and $1.45 for MBWM in 2014 and 2015,
respectively
• $1.79 and $1.74 for FBMI in 2014 and 2015,
respectively
No revenue enhancements or cross-sell opportunities have
been assumed
Conservative and achievable cost savings of  approximately
$5.5 million pre-tax.  60% phased in 2014, and 100%
thereafter
Gross loan mark of $24.5 million, or 2.5% of loans, validated
by an experienced 3   party vendor
One-time merger related expenses of $7.2 million after-tax
Core deposit intangible of 1.5%, amortized sum-of-the-years
digits over 10 years
Special cash dividend of $2.00 per share to MBWM
shareholders expected to be paid prior to closing (and
reflected in relative tangible book value dilution)
December 31, 2013 estimated closing
(1) Core EPS excludes the impact of the restructuring expenses.
(2) Earn-back period is defined as the  number of years for pro forma tangible book value per share to exceed stand-alone projected tangible book value per share.
13
Key Assumptions
rd
Tangible
Book
Value

Mercantile Bank Corporation

Firstbank Corporation

Combined franchise is positioned for long term growth with the scale, management team and financial strength to compete effectively in the current market
Attractive financial returns for all shareholders
Significantly accretive to EPS and maintains strong capital position
Geographically diverse and attractively mixed loan portfolio, coupled with stable and valuable core funding
Creates Michigan’s premier community bank
Enhances competitive positioning across Michigan, creating an institution with the financial capacity and experience to be a leading consolidator of community banks
Summary

Additional Information

Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger and issuance of MBWM common stock in connection with the proposed merger will be submitted to MBWM’s shareholders for their consideration, and the proposed merger will be submitted to FBMI’s shareholders for their consideration.  MBWM will file with the Securities and Exchange Commission
(“SEC”) a registration statement on Form S-4 that will include a joint proxy statement to be used by MBWM and FBMI to solicit the required approval of their respective shareholders in connection with the proposed merger and will constitute a prospectus of MBWM. MBWM and FBMI may also file other documents with the SEC concerning the proposed merger.
INVESTORS AND SECURITY HOLDERS OF MBWM AND FBMI ARE URGED TO READ THE JOINT PROXY
STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS
THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and
security holders may obtain a free copy of the joint proxy statement and prospectus and other documents containing important information about MBWM and FBMI, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MBWM will be available free of charge on MBWM’s website at www.mercbank.com under the tab “Investor Relations.”  Copies of documents filed with the
SEC by FBMI will be available free of charge on FBMI’s website at www.firstbankmi.com under the tab “Investor
Relations.”
MBWM, FBMI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBWM and FBMI in connection with the proposed transaction.  Information about the directors and executive officers of MBWM is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 15, 2013.  Information about the directors and executive officers of
FBMI is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on
March 15, 2013.  These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and prospectus and other relevant materials to be filed with the SEC when they become available.